Shareholders' Capital	12 Months Ended
Dec. 31, 2022
Disclosure of classes of share capital [abstract]
Shareholders' Capital	SHAREHOLDERS' CAPITAL
Crescent Point has an unlimited number of common shares authorized for issuance.

	2022		2021
	Number of shares	Amount ($ millions)	Number of shares	Amount ($ millions)
Common shares, beginning of year	579,484,032	16,963.4	530,035,922	16,707.6
Issued on capital acquisitions	—	—	50,000,000	264.5
Issued on redemption of restricted shares	1,713,730	5.2	2,109,241	8.5
Issued on exercise of stock options	1,038,321	1.4	155,869	0.3
Common shares repurchased for cancellation	(31,347,100)	(294.2)	(2,817,000)	(17.5)
Common shares, end of year	550,888,983	16,675.8	579,484,032	16,963.4
Cumulative share issue costs, net of tax	—	(256.5)	—	(256.5)
Total shareholders’ capital, end of year	550,888,983	16,419.3	579,484,032	16,706.9
Normal Course Issuer Bid ("NCIB")
On March 4, 2022, the Company announced the approval by the Toronto Stock Exchange of its notice to implement a NCIB. The NCIB allows the Company to purchase, for cancellation, up to 57,309,975 common shares, or 10 percent of the Company's public float, as at February 28, 2022. The NCIB commenced on March 9, 2022 and is due to expire on March 8, 2023.
During the year ended December 31, 2022, the Company purchased 31.3 million common shares for total consideration of $294.2 million. The total cost paid, including commissions and fees, was recognized directly as a reduction in shareholders' equity. Under the NCIB, all common shares purchased are cancelled.